UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 11, 2007

Mobius Management Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 0-24077

Delaware	13-3078745
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

120 Old Post Road, Rye, New York 10580
(Address of Principal Executive Offices)
(Zip Code)

(914) 921-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 11, 2007, Mobius Management Systems, Inc. (the “Company”), Allen Systems Group, Inc. (“ASG”) and ASG M&A, Inc. (the “Purchaser”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which (i) the Purchaser shall be merged with and into the Company (the “Merger”) in accordance with the provisions of the Delaware General Corporation Law and the separate corporate existence of the Purchaser shall thereupon cease and (ii) the Company shall be the successor or surviving corporation in the Merger (the “Surviving Corporation”). The Board of Directors of the Company approved the Merger Agreement and the transactions contemplated thereby.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of Company common stock will be converted into and will represent the right to receive an amount of cash, without interest, equal to $10.05. The completion of the Merger is subject to approval of the Company’s stockholders, clearance under the Hart-Scott-Rodino Anti-Trust Improvements Act and other customary closing conditions. The Company will solicit stockholder approval for the Merger at a special meeting, subject to the mailing of a definitive proxy statement. The Merger is expected to close in the second or third calendar quarter of 2007.

In connection with the execution of the Merger Agreement, Mitchell Gross, co-founder, President, Chairman and CEO of the Company, and Joseph J. Albracht, co-founder and a director of the Company, entered into a voting agreement, dated as of April 11, 2007 (the “Voting Agreement”) with ASG pursuant to which they have agreed to vote all of their shares (collectively representing approximately 47.8% of the Company’s outstanding shares) in favor of the Merger. The Voting Agreement expires upon termination of the Merger Agreement.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the Voting Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On April 12, 2007, Mobius Management Systems, Inc. issued a press release (the “Press Release”) announcing its preliminary revenues and EPS for its fiscal third quarter of 2007. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information with respect to such results included in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section. The Press Release also announces the entering into of the Merger Agreement.

Item 8.01. Other Events.

On April 12, 2007, Mitchell Gross, co-founder, President, Chairman and CEO of the Company, distributed an email to the Company’s employees with respect to the Merger. A copy of such email is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

On April 12, 2007, pursuant to a termination notice, Joseph J. Albracht and Goldman, Sachs & Co. terminated Joseph Albracht’s 10b5-1 Sales Plan, dated December 15, 2006. A copy of the termination notice is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01. Exhibits

Exhibit Index

Exhibit Number     Description

2.1	Agreement and Plan of Merger dated April 11, 2007, among Mobius Management Systems, Inc., Allen Systems Group, Inc. and ASG M&A, Inc.

10.1	Voting Agreement dated as of April 11, 2007, among Mitchell Gross, Joseph J. Albracht and Allen Systems Group, Inc.

99.1	Press release issued by Mobius Management Systems, Inc. on April 12, 2007

99.2	Mitchell Gross Announcement to Mobius Management Systems, Inc. Employees dated April 12, 2007

99.3	Termination Notice dated April 12, 2007 between Joseph Albracht and Goldman, Sachs & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 12, 2007

                                                    MOBIUS MANAGEMENT SYSTEMS, INC.

                                                    By: /s/ Raymond F. Kunzmann
                                  Raymond F. Kunzmann
                                                      Chief Financial Officer (Principal
                                                      Financial and Accounting Officer)

Exhibit Index

Exhibit Number     Description

2.1	Agreement and Plan of Merger dated April 11, 2007, among Mobius Management Systems, Inc., Allen Systems Group, Inc. and ASG M&A, Inc.

10.1	Voting Agreement dated as of April 11, 2007, among Mitchell Gross, Joseph J. Albracht and Allen Systems Group, Inc.

99.1	Press release issued by Mobius Management Systems, Inc. on April 12, 2007

99.2	Mitchell Gross Announcement to Mobius Management Systems, Inc. Employees dated April 12, 2007

99.3	Termination Notice dated April 12, 2007 between Joseph Albracht and Goldman, Sachs & Co.